HIGHLAND FUNDS I

Highland/iBoxx Senior Loan ETF (the “Fund”)

Supplement dated March 4, 2021 to the Fund’s’ Statement of Additional Information (the “SAI”), each dated October 31, 2020, as supplemented from time to time

This supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI. Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus and SAI.

1.	Effective immediately, the following will replace the section entitled “Board of Trustees and Investment Adviser” in the “Management of the Fund” section beginning on page 28 of the Prospectus.

Board of Trustees and Investment Adviser

The Board of Trustees (the “Board” or “Trustees”) has overall management responsibility for each series of Highland Funds I and Highland Funds II, Highland Global Allocation Fund and Highland Income Fund. See “Management of the Trust” in the SAI for the names of and other information about the Trustees and officers of the Fund. Additionally, the Trustees of the Board also have overall management responsibility as trustees for funds advised by NexPoint Advisors, L.P., including NexPoint Strategic Opportunities Fund; NexPoint Capital, Inc. (a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act); and NexPoint Real Estate Strategies Fund, a closed-end fund that operates as an interval fund. NexPoint Advisors, L.P. is an affiliate of Highland Capital Management Fund Advisors, L.P.

Highland Capital Management Fund Advisors, L.P. (“HCMFA” or the “Adviser”) serves as the investment adviser to the Fund. The address of the Adviser is 2515 McKinney Avenue, Suite 1100, Dallas, Texas 75201. The Fund has entered into an investment advisory agreement with HCMFA (the “Investment Advisory Agreement”) pursuant to which HCMFA provides the day-to-day management of the Fund’s portfolio of securities, which includes buying and selling securities for the Fund and conducting investment research. Additionally, HCMFA furnishes offices, necessary facilities, equipment and personnel. Organized in February 2009, HCMFA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. As of June 30, 2020, HCMFA had approximately $2.41 billion in assets under management.

HCMFA has entered into a Services Agreement (the “Services Agreement”) with Skyview Group, Inc. (“Skyview”), effective February 25, 2021, pursuant to which HCMFA will receive administrative and operational support services to enable it to provide the required advisory services to the Fund. The Adviser will compensate all Adviser and Skyview personnel who provide services to the Fund.

In return for its advisory services, the Fund pays the Adviser an advisory fee of 0.45% of the Fund’s Average Daily Managed Assets for the most recent fiscal year. The Adviser has contractually agreed to limit the total annual operating expenses (exclusive of taxes, brokerage commissions and other transaction costs, acquired fund fees and expenses, extraordinary expenses and dividend expense on short sales (collectively, the “Excluded Expenses”)) of the Fund to 0.55% of average daily net assets of the Fund (the “Expense Cap”). The Expense Cap will continue through at least October 31, 2021, and may not be terminated prior to this date without the action or consent of the Board. Under the Expense Cap, the Adviser may recoup waived and/or reimbursed amounts with respect to the Fund within thirty-six months of the date such amounts were waived or reimbursed, provided the Fund’s total annual operating expenses, including such recoupment, do not exceed the Expense Cap in effect at the time of such waiver/reimbursement.

“Average Daily Managed Assets” of the Fund shall mean the average daily value of the total assets of the Fund, less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage). The Fund pays its own ordinary operating and activity expenses, such as legal and auditing fees, investment advisory fees, administrative fees, custodial fees, transfer agency fees, the cost of communicating with shareholders and registration fees, as well as other operating expenses such as interest, taxes, brokerage, insurance, bonding, compensation of Independent Trustees of the Fund and extraordinary expenses. A discussion regarding the Board’s approval of the Investment Advisory Agreement for the Fund is available in the Trust’s semiannual report to shareholders for the period ended December 31, 2019. The Investment Advisory Agreement may be terminated by the Fund or by vote of a majority of the outstanding voting securities of the Fund, without the payment of any penalty, on not more than 60 days’ nor less than 30 days written notice. In addition, the Investment Advisory Agreement automatically terminates in the event of its “assignment” (as defined in the 1940 Act).

The Fund is a party to contractual arrangements with various parties, including, among others, the Fund’s investment adviser, administrator, distributor, and shareholder servicing agent, who provide services to the Fund. Shareholders are not parties to, or intended (“third-party”) beneficiaries of, any such contractual arrangements, and such contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Fund.

Neither this Prospectus, nor the related SAI, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

2.	Effective immediately, the following will replace the table entitled “Officers” in the “Management of the Trust” section beginning on page 18 of the SAI:

Name, Date of Birth, Position(s) held with the Trust and Length of Time Served, Term of Office	Principal Occupations(s) During the Past Five Years
Brian Mitts (8/26/1970) Principal Financial Officer and Principal Executive Officer since February 2021; Indefinite Term

Chief Financial Officer, Executive Vice President-Finance, Principal Financial Officer and Principal Accounting Officer of NexPoint Real Estate Strategies Fund since December 2017; Chief Financial Officer, Executive Vice President-Finance, Secretary and Treasurer of NexPoint Real Estate Finance, Inc. since February 2020; Director of NexPoint Real Estate Finance, Inc. since June 2019; Chief Operations Officer of the NexPoint Advisors, L.P. real estate platform; Director of NexPoint Residential Trust, Inc. (NYSE: NXRT) since September 2014; Chief Financial Officer, Executive Vice President-Finance and Treasurer of NXRT since March 2015; Chief Financial Officer, Executive VP-Finance, Treasurer and Corporate Secretary of NexPoint Hospitality Trust since December 2018; Chief Financial Officer and Financial and Operations Principal of NexPoint Securities, Inc., from November 2013 to October 2017.

Frank Waterhouse (4/14/1971) Treasurer since May 2015; Principal Accounting Officer since October 2017; Indefinite Term

Partner and Chief Financial Officer of Highland Capital Management, L.P. (“HCMLP”); Treasurer of the Fund Complex since May 2015; Principal Financial Officer October 2017 to February 2021; Principal Executive Officer February 2018 to February 2021.

David Willmore (2/11/1985) Secretary since February 2021; Indefinite Term

Vice President of Finance for NexPoint Real Estate Finance, Inc. and NexPoint Residential Trust, Inc. since February 2020; Senior Manager at NexPoint Residential Trust, Inc. since March 2019; Senior Manager at HCMLP from February 2017 to March 2019.

Dustin Norris (1/6/1984) Executive Vice President since April 2019; Indefinite Term

Head of Distribution and Chief Product Strategist at NexPoint since March 2019; President of NexPoint Securities, Inc. since April 2018; Head of Distribution at HCMFA from November 2017 until March 2019; Chief Product Strategist at HCMFA from September 2015 to March 2019; Director of Product Strategy at HCMFA from May 2014 to September 2015; Officer of the Fund Complex since November 2012.

Jason Post (1/9/1979) Chief Compliance Officer since September 2015; Indefinite Term

Chief Compliance Officer for HCMFA and NexPoint since September 2015; Chief Compliance Officer and Anti-Money Laundering Officer of the Fund Complex since September 2015. Prior to his current role at HCMFA and NexPoint, Mr. Post served as Deputy Chief Compliance Officer and Director of Compliance for HCMLP.

3.	Effective immediately, the following will replace the section entitled “Investment Advisory Services” section beginning on page 26 of the SAI:

Highland Capital Management Fund Advisors, L.P. serves as the Fund’s investment adviser pursuant to an investment advisory agreement with the Fund (the “Investment Advisory Agreement”). HCMFA is owned by Highland Capital Management Services, Inc., a Delaware corporation (“HCM Services, Inc.”), and its general partner Strand Advisors XVI, Inc., of which James Dondero is the sole stockholder. HCM Services, Inc. is controlled by Mr. Dondero and Mark Okada by virtue of their respective share ownership.

HCMFA has entered into a Services Agreement (the “Services Agreement”) with Skyview Group, Inc. (“Skyview”), effective February 25, 2021, pursuant to which HCMFA will receive administrative and operational support services to enable it to provide the required advisory services to the Fund. The Adviser will compensate all Adviser and Skyview personnel who provide services to the Fund.

Under the Investment Advisory Agreement, the Adviser is entitled to receive a monthly fee, computed and accrued daily, at the annual rate of 0.45% of the Fund’s Average Daily Managed Assets of the Fund. “Average Daily Managed Assets” of the Fund means the average daily value of the total assets of the Fund, less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage).

Under the Investment Advisory Agreement, HCMFA, among other things: (i) continuously furnishes an investment program for the Fund; (ii) places orders for the purchase and sale of securities for the accounts of the Fund; and (iii) votes, exercises consents and exercises all other rights pertaining to such securities on behalf of the Fund.

HCMFA carries out its duties under the Investment Advisory Agreement at its own expense. The Fund pays its own ordinary operating and activity expenses, such as legal and auditing fees, investment advisory fees, administrative fees, custodial fees, transfer agency fees, the cost of communicating with shareholders and registration fees, as well as other operating expenses such as interest, taxes, brokerage, insurance, bonding, compensation of Independent Trustees of the Fund and extraordinary expenses.

The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence in the performance (or reckless disregard) of its obligations or duties thereunder on the part of HCMFA, HCMFA shall not be subject to liability to the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Investment Advisory Agreement relates.

Additionally, the Investment Advisory Agreement remains in force for an initial two year period and from year to year thereafter, subject to annual approval by (a) the Board or (b) a vote of the majority of the Fund’s outstanding voting securities; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval. Each Investment Advisory Agreement may be terminated at any time, without payment of any penalty, by vote of the Fund’s Board, or by a “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund, or by the Adviser, in each case on not more than 60 days’ nor less than 30 days’ prior written notice to the other party. Each Investment Advisory Agreement will automatically terminate in the event of its assignment, as defined by the 1940 Act and the rules thereunder, or upon the termination of the relevant Investment Advisory Agreement.

The table below sets forth the advisory fees paid by the Fund, as well as any fee waivers and/or expense reimbursements, for the past three fiscal years:

	Fiscal Year Ended June 30, 2020	Fiscal Year Ended June 30, 2019	Fiscal Year Ended June 30, 2018
Gross Advisory Fee	$884,120	$2,113,535	$2,601,298
Expense Waiver/Reimbursement[1]	($713,412)	($971,987)	($1,038,447)
Net Advisory Fee/Reimbursement	$170,708	$1,141,548	$1,562,851

[1]

The Adviser has contractually agreed to limit the total annual operating expenses (exclusive of taxes, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses) of the Fund to 0.55% of Average Daily Managed Assets of the fund (the “Expense Cap”). The Expense Cap will continue through at least October 31, 2021, and may not be terminated prior to this date without the action or consent of the Fund’s Board.

4.	Effective immediately, the following will replace the section entitled “Conflicts of Interest – HCMFA” section beginning on page 28 of the SAI:

Conflicts of Interest – HCMFA

The Adviser and/or its general partner, limited partners, officers, affiliates and employees provide investment advice to other parties and manage other accounts and investment vehicles similar to the Fund. For the purposes of this section, the term “Highland” shall include the Adviser and its affiliated investment advisors and all affiliates listed on its Form ADV, as filed via an amendment with the SEC October 23, 2020 (CRD No. 149653).

In connection with such other investment management activities, the Adviser and/or its general partner, limited partners, officers, affiliates and employees may decide to invest the funds of one or more other accounts or recommend the investment of funds by other parties, rather than the Fund’s monies, in a particular security or strategy. In addition, the Adviser and such other persons will determine the allocation of funds from the Fund and such other accounts to investment strategies and techniques on whatever basis they consider appropriate or desirable in their sole and absolute discretion.

The Adviser has built a professional working environment, a firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. The Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, the Adviser furnishes advisory services to numerous clients in addition to the Fund, and the Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts that are hedge funds or have performance or higher fees paid to the Adviser or in which portfolio managers have a personal interest in the receipt of such fees) that may be the same as or different from those made to the Fund. In addition, the Adviser, its affiliates and any of their partners, directors, officers, stockholders or employees may or may not have an interest in the securities whose purchase and sale the Adviser recommends to the Fund. Actions with respect to securities of the same kind may be the same as or different from the action that the Adviser, or any of its affiliates, or any of their partners, directors, officers, stockholders or employees or any member of their families may take with respect to the same securities. Moreover, the Adviser may refrain from rendering any advice or services concerning securities of companies of which any of the Adviser’s (or its affiliates’) partners, directors, officers or employees are directors or officers, or companies as to which the Adviser or any of its affiliates or partners, directors, officers and employees of any of them has any substantial economic interest or possesses material non-public information.

The Adviser, its affiliates or their partners, directors, officers or employees similarly serve or may serve other entities that operate in the same or related lines of business, including accounts managed by an investment adviser affiliated with the Adviser. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Fund. As a result, the Adviser will face conflicts in the allocation of investment opportunities to the Fund and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, the Adviser will endeavor to allocate investment opportunities in a fair and equitable manner , pursuant to policies and procedures adopted by the Adviser and its advisory affiliates that are designed to manage potential conflicts of interest, which may, subject to applicable regulatory constraints, involve pro rata co-investment by the Fund and such other clients or may involve a rotation of opportunities among the Fund and such other clients. The Fund will only make investments in which the Adviser or an affiliate hold an interest to the extent permitted under the 1940 Act and SEC staff interpretations.

Conflicts may arise in cases when clients and/or the Adviser and other affiliated entities invest in different parts of an issuer’s capital structure, including circumstances in which one or more clients own private securities or obligations of an issuer and other clients may own public securities of the same issuer. In addition, one or more clients may invest in securities, or other financial instruments, of an issuer that are senior or junior to securities, or financial instruments, of the same issuer that are held by or acquired for, one or more other clients. For example, if such issuer encounters financial problems, decisions related to such securities (such as over the terms of any workout or proposed waivers and amendments to debt covenants) may raise conflicts of interests. In such a distressed situation, a client holding debt securities of the issuer may be better served by a liquidation of the issuer in which it may be paid in full, whereas a client holding equity securities of the issuer might prefer a reorganization that holds the potential to create value for the equity holders. In the event of conflicting interests within an issuer’s capital structure, Highland will generally pursue the strategy that Highland believes best reflects what would be expected to be negotiated in an arm’s length transaction, but in all instances with due consideration being given to Highland’s fiduciary duties to each of its accounts (without regard to the nature of the accounts involved or fees received from such accounts). This strategy may be recommended by one or more Highland investment professionals. A single person may make decisions with respect to more than one part of an issuer’s capital structure. Highland personnel board members may still make recommendations to the applicable investment professional(s). A portfolio manager with respect to any applicable Highland registered investment company clients (“Retail Accounts”) will make an independent determination as to which course of action he or she determines is in the best interest of the applicable Retail Accounts. Highland may use external counsel for guidance and assistance.

The Adviser and its affiliates have both subjective and objective procedures and policies in place designed to manage potential conflicts of interest involving clients so that, for example, investment opportunities are allocated in a fair and equitable manner among the Fund and such other clients. An investment opportunity that is suitable for multiple clients of the Adviser and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that the Adviser’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Fund. Not all conflicts of interest can be expected to be resolved in favor of the Fund.

Another type of conflict may arise if one client account buys a security and another client account sells or shorts the same security. Currently, such opposing positions are generally not permitted within the same account without prior trade approval by the Chief Compliance Officer. However, a portfolio manager may enter into opposing positions for different clients to the extent each such client has a different investment objective and each such position is consistent with the investment objective of the applicable client. In addition, transactions in investments by one or more affiliated client accounts may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of other client accounts.

Because certain client accounts may have investment objectives, strategies or legal, contractual, tax or other requirements that differ (such as the need to take tax losses, realize profits, raise cash, diversification, etc.), an affiliated advisor may purchase, sell or continue to hold securities for certain client accounts contrary to other recommendations. In addition, an affiliated advisor may be permitted to sell securities or instruments short for certain client accounts and may not be permitted to do so for other affiliated client accounts.

As a result of the Fund’s arrangements with Highland, there may be times when Highland, the Adviser or their affiliates have interests that differ from those of the Fund’s shareholders, giving rise to a conflict of interest. Highland and the Adviser are under common ownership, and the Fund’s officers serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as the Fund does, or of investment funds managed by the Adviser or its affiliates. Similarly, the Adviser or its affiliates may have other clients with similar, different or competing investment objectives. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of the Fund or its shareholders. For example, the Fund’s officers have, and will continue to have, management responsibilities for other investment funds, accounts or other investment vehicles managed or sponsored by the Adviser and its affiliates. The Fund’s investment objective may overlap, in part or in whole, with the investment objective of such affiliated investment funds, accounts or other investment vehicles. As a result, those individuals may face conflicts in the allocation of investment opportunities among the Fund and other investment funds or accounts advised by or affiliated with the Adviser. The Adviser will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. However, the Fund can offer no assurance that such opportunities will be allocated to it fairly or equitably in the short-term or over time.

The Adviser may direct the Fund to acquire or dispose of investments in cross trades between the Fund and other clients of the Adviser or its affiliates in accordance with applicable legal and regulatory requirements. In addition, to the extent permitted by the 1940 Act and SEC staff interpretations, the Fund may make and/or hold an investment, including an investment in securities, in which the Adviser and/or its affiliates have a debt, equity or participation interest, and the holding and sale of such investments by the Fund may enhance the profitability of the Adviser’s own investments in such companies.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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